UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 11, 2024

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas	76210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On December 11, 2024, Sally Holdings LLC, Beauty Systems Group, LLC and Sally Beauty Supply, LLC (the “Domestic Borrowers”), Beauty Systems Group (Canada), Inc. (the “Canadian Borrower” and, together with the Domestic Borrowers, the “Borrowers”), Sally Beauty Holdings, Inc. (the “Company”) and the other Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Bank of America, N.A. (acting through its Canada branch), as Canadian Agent, and Bank of America, N.A., JPMorgan Chase Bank, N.A. and Truist Securities, as Syndication Agents, entered into that certain Fifth Amendment to Amended and Restated Credit Agreement (the “ABL Facility”) to, among other things, extend the maturity of the ABL Facility from May 11, 2026 to December 11, 2029 and modify certain covenant and reporting terms. The ABL Facility will continue to be secured by a first-priority lien in and upon the accounts and inventory (and the proceeds thereof) of the Company and its domestic subsidiaries. The ABL Facility will be secured by a second-priority lien in and upon the remaining assets of the Company and its domestic subsidiaries.

The foregoing descriptions of the ABL Facility do not purport to be complete and are qualified in its entirety by reference to the full texts of the ABL Facility, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. Interested parties should read the ABL Facility in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	The following exhibits are filed herewith as part of this report:

4.1	Fifth Amendment to Amended and Restated Credit Agreement dated December 11, 2024 among the Borrowers, the Parent Guarantors, the Administrative Agent, the Canadian Agent, the Syndication Agents and the Lenders party thereto (as such terms are defined therein).

104	Cover Page Interactive Data File (embedded within the Incline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

December 12, 2024	By:	/s/ Denise Paulonis
	Name:	Denise Paulonis
	Title:	President and Chief Executive Officer